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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

Dated of Report (Date of earliest event reported)  March 9, 2001
                                                   -------------

                             Grand Prix Sports, Inc.
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             (Exact name of registrant as specified in its charter)

        Washington                   333-31238                  52-2219677
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(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)


c/o Bryan Cave LLP, Randolf W. Katz, Esq.
    2020 Main Street, Ste. 600,
        Irvine, California                                        92614
-----------------------------------------                   -------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (949) 223-7103


                                DDR SYSTEMS, INC.
     Suite 122 - 2055 York Avenue Vancouver, British Columbia V6J 1E5 Canada
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Effective March 9, 2001, Grand Prix Sports, Inc., then known as DDR Systems, Inc., a Washington corporation (the "Registrant"), entered into an Agreement and Plan of Share Exchange (the "Exchange Agreement") with Damask International, Jonathan Iseson, R. Todd Stabler, and Dr. and Mrs. Robert J. Harman. Damask International and Jonathan Iseson constituted the record and beneficial owners of forty percent (40%), or 67 ordinary shares, of the issued and outstanding shares of the capital stock of Nordic Racing Limited, a British corporation ("Nordic"). Pursuant to the terms of the Exchange Agreement, the Registrant sold and issued an aggregate of 200,000 shares of its common stock, $0.0001 par value per share ("Common Stock") -- 140,000 shares to Damask International, 30,000 shares to Jonathan Iseson, 20,000 shares to R. Todd Stabler, and 10,000 shares to Dr. and Mrs. Robert J. Harman ("New Stockholders").

         Nordic was incorporated in the United Kingdom on January 11, 1990 to operate a motor racing team. Since inception, Nordic has specialized in the FIA Formula 3000 International Championship racing series ("Formula 3000"). Formula 3000 is the training ground for the more widely known Formula 1 race series. Recently, the authorized number of teams participating in Formula 3000 was reduced from 18 to 14. Nordic remained one of the authorized number of teams. If new owners wish to enter Formula 3000 racing, they must acquire an already existing team.

         Currently, Nordic's team consists of two drivers and two race cars, as well as the requisite machinery, mechanics, and engineers required to maintain and improve the team. At the end of the 2000 racing season, Nordic was ranked 5th overall on the Formula 3000 circuit and was the highest finishing independently owned team in Formula 3000 racing.

         Nordic, like all Formula 3000 teams, has obtained sponsors who wish their products to be marketed to the Formula 3000 audience through the exchange of cash contributions (which are used to operate the Formula 3000 team) for placement of logos and other advertising on the team's race cars, transports, and uniforms. Earlier this year, Nordic signed a sponsorship agreement with the Coca-Cola Company for a "title sponsorship" position. That position provides Coca-Cola with the right to the most prominent display of its marks on Nordic's property. As a result, the Nordic team is now known as "Coca-Cola Nordic Racing." Nordic also has a sponsorship agreement with "Eurosport" -- the pan-European sports television channel.

         The Registrant was incorporated under the laws of the State of Washington on June 3, 1999, as DDR Systems, Inc. From inception through the date of the transaction reported in this Current Report, the Registrant was in its early developmental and promotional stages. Until March 9, 2001, the Registrant's only activities were organizational, directed at acquiring its then-principal asset, raising its initial capital, and developing its initial business plan. The Registrant's initial business plan was centered about an agreement with Reach Technologies, Inc. ("Reach"), pursuant to which the Registrant was the exclusive licensee of Reach to purchase and distribute Reach's licensed product line in certain specified states ("License Agreement"). Until March 9, 2001, the Registrant had not commenced commercial operations in respect of the license technologies.



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         In connection with the transactions contemplated by the Exchange
Agreement, Glenn Jones, the Registrant's president, secretary, and director, and Katherine Finnegan, the Registrant's Chief Financial Officer, resigned upon the appointment of Harrysen Mittler, as Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer, Greg Martin as Secretary, and Cary Burch and Randolf W. Katz as directors of the Registrant. Further, the Registrant (i) amended its Articles of Incorporation to change its name from "DDR Systems, Inc." to "Grand Prix Sports, Inc."; (ii) effectuated a 5:1 forward split of its common stock, effective as of March 30, 2001; and (iii) wrote the value of its fixed assets to nil.

         In connection with the execution of the original License Agreement, the Registrant issued 10,000,000 shares of its common stock (pre-split) to Mr. Jones. In January of 2001, the Registrant, to avoid a default of its obligations under the license agreement, executed an amendment to the License Agreement with respect to the Registrant's minimum purchase requirements. The parties agreed that, in exchange for a $5,000 payment (made by promissory note), Reach would not terminate the License Agreement for the Registrant's failure to purchase $50,000 of the licensed product line by January 31, 2001.

         In March of 2001, the parties amended the License Agreement to provide that the relationship become non-exclusive. In connection with such amendment, and following the closing of the transactions contemplated by the Exchange Agreement, Mr. Jones returned 9,500,000 shares of common stock (pre-split) to the Registrant's treasury for cancellation.

         The Common Stock that the Registrant issued to the New Stockholders represented approximately 1.6% of its issued and outstanding shares immediately prior to the cancellation of 9,500,000 (pre-split) of Mr. Jones' shares and approximately 6.6% of its issued and outstanding shares immediately subsequent to such cancellation. Prior to such cancellation (both immediately before and after the issuance of Common Stock to the New Stockholders), Mr. Jones owned not less than 80% of the issued and outstanding shares of Common Stock of the Registrant.

         The following table sets forth certain information known to the Registrant regarding the beneficial ownership of the Registrant's Common Stock, as of March 9, 2001 (immediately preceding the effectiveness of the Exchange Agreement and without taking into account the 5:1 forward split), by (a) each beneficial owner of more than five percent of the Registrant's common stock, (b) each of the Registrant's directors, and (c) all of the Registrant's directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                       Amount and Nature Of
                                       Beneficial Ownership           Percent
Beneficial Owner(1)                      of Common Stock              Of Class
-------------------                    --------------------           --------
Glenn Jones (2)                          10,000,000 shares              81.3%
All officers and directors
  as a group (2 persons)                 10,000,000 shares              81.3%

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(1)  The Registrant believes that all persons have full voting and investment power with respect to the shares. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as warrants or options to purchase shares of the Registrant's common stock.

(2) Consists of 10,000,000 shares of the Registrant's Common Stock. Mr. Jones' address is 122 - 2055 York Avenue, Vancouver B.C., Canada V6J 1E5.


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         The following table sets forth certain information known to the
Registrant regarding the beneficial ownership of the Registrant's Common Stock, after Closing and following such cancellation of Mr. Jones' shares and taking into account the 5:1 forward split by (a) each beneficial owner of more than five percent of the Registrant's common stock, (b) each of the Registrant's directors, and (c) all of the Registrant's directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                     Amount and Nature Of
                                     Beneficial Ownership              Percent
Beneficial Owner(1)                     of Common Stock                Of Class
-------------------                  --------------------              --------
Harrysen Mittler(2)                     200,000 shares                     *
Cary Burch(3)                           100,000 shares                     *
Greg Martin(4)                           12,500 shares                     *
Randolf W. Katz(5)                           -0-                          -0-
All officers and directors
  as a group (4 persons)(6)             312,500 shares                     *

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 *   Represents less than one percent.

(1) The Registrant believes that all persons have full voting and investment power with respect to the shares. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as warrants or options to purchase shares of the Registrant's common stock.

(2) Includes immediately exercisable options to purchase 200,000 shares of Common Stock, at an exercise price of $0.40 per share, expiring on March 8, 2011. Mr. Mittler's address is 3334 E. Coast Highway, #205, Corona del Mar, California 92625.

(3) Includes immediately exercisable options to purchase 100,000 shares of Common Stock, at an exercise price of $0.40 per share, expiring on March 8, 2011. Mr. Burch's address is 12395 First American Way, Poway, California 92064.

(4) Includes immediately exercisable options to purchase 12,500 shares of common stock at an exercise price of $0.40 per share, expiring on March 8, 2011. Mr. Martin's address is 1992 Rosemary Place, Costa Mesa, California 92627.

(5)  Mr. Katz' address is 2020 Main Street, Suite 600, Irvine, California 92606.

(6)  Includes all options described in notes (2) and (3).



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         In respect of the acquisition of 40% of Nordic and of the amendments to the License Agreement, see Item 1. Changes in Control of Registrant, above.

         Following the effectiveness of the transactions contemplated by the Exchange Agreement, the Registrant's directors and executive officers are:

Name                           Age             Title
----                           ---             -----
Harrysen Mittler               48              Chairman of the Board, President,
                                               Chief Executive Officer, and
                                               Chief Financial Officer
Greg Martin                    45              Secretary
Cary Burch                     38              Director
Randolf W. Katz                47              Director

         Harrysen Mittler has served as our Chairman of the Board, President, and Secretary since March 9, 2001. From 1995 through Autumn of 1999, Mr. Mittler served as Director, President and Chief Financial Officer of Wordcraft Systems, Inc., a publicly traded software company. In addition to his tenure at Wordcraft, during the preceding five years, Mr. Mittler has also served as a business consultant to a variety of private enterprises.

         Cary Burch has served as a member of our Board of Directors since March 9, 2001. Since 1998, Mr. Burch has served as President of First American CreditNet, as Senior Vice-President and Chief Information Officer of First American CredCo, and as a member of the Board of Directors of their corporate parent, The First American Corporation. Since November of 1999, he has also served as a Director of NetSol International. From 1993 through 1998, Mr. Burch was Senior Vice-President and Chief Information Officer of Advanta Mortgage Corp.

         Greg Martin has served as our Secretary since March, 2001. During the preceding five years, Mr. Martin, through Corvus Business Development Services, Inc., has served as a business consultant to a variety of domestic and international private enterprises, focusing on corporate finance and mergers and acquisitions activities. In addition, during that period, he served as the Mergers and Acquisitions Advisor, Vice-President of Emerge Corporation, from January of 1999 through January of 2001; as the Mergers and Acquisitions Intermediary of Spectrum Business Resources, Inc., from February of 1998 to the present; and as an executive officer, in a variety of capacities, and as a Director of Ice Holdings, Inc., from 1996 to August of 1997.

         Randolf W. Katz has served as a member of our board of directors since March 9, 2001. Mr. Katz is an attorney licensed to practice in the State of California. Since January 1, 2000, he has been a partner with Bryan Cave LLP, counsel to the Registrant. During more than the preceding five years, he was a partner of Arter & Hadden, LLP.

ITEM 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

         The financial statements required by this item will be filed by amendment not later than May 8, 2001.




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         (b) Pro Forma Financial Information.

         The pro forma financial information required by this item will be filed by amendment not later than May 8, 2001.

         (c) Exhibits.
                                                                         Exhibit
         Description of Exhibit*                                         Number
         -----------------------                                         -------
         Certificate of Amendment to the Articles of Incorporation of      3.3
         DDR Systems, Inc., as filed with the Secretary of State of the State of Washington on March 16, 2001.

         Agreement Between DDR Systems, Inc. and Reach Technologies,      10.7
         Inc., dated March 9, 2001, amending the Licensing Agreement with Reach Technologies, Inc. dated June 3, 1999, to amend the Registrant's commitment to purchase equipment and to transform the status of the license from exclusive to non-exclusive.

         Agreement and Plan of Share Exchange by and between the          10.8
         Stockholders of Nordic Racing Limited and DDR Systems,
         Inc., dated March 9, 2001.

         News Release dated March 22, 2001.                               99.1

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 *  Summaries of any exhibit are modified in their entirety by this reference to each exhibit.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GRAND PRIX SPORTS, INC.


Date: March 30, 2001                          By: /s/ HARRYSEN MITTLER
                                                  ------------------------------
                                                      Harrysen Mittler
                                                      Chief Executive Officer



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                                  EXHIBIT INDEX

 3.3 Certificate of Amendment to the Articles of Incorporation of DDR Systems, Inc., as filed with the Secretary of State of the State of Washington on March 16, 2001.

10.7 Agreement Between DDR Systems, Inc. and Reach Technologies, Inc., dated March 9, 2001, amending the Licensing Agreement with Reach Technologies, Inc. dated June 3, 1999, to amend the Registrant's commitment to purchase equipment and to transform the status of the license from exclusive to non-exclusive.

10.8 Agreement and Plan of Share Exchange by and between the Stockholders of Nordic Racing Limited and DDR Systems, Inc., dated March 9, 2001.

99.1      News Release dated March 22, 2001.